SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2002

ON ASSIGNMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20540 (Commission File Number)	95-4023433 (IRS Employer Identification Number)

26651 West Agoura Road, Calabasas, California (Address of principal executive offices)		91302 (Zip Code)

Registrant’s telephone number, including area code: (818) 878-7900
Not Applicable

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

C	Exhibits

99.1	Statement of Joseph Peterson, M.D., Chief Executive Officer and President of On Assignment, Inc. pursuant to 18 U.S.C. Section 1350.

99.2	Statement of Ronald W. Rudolph, Executive Vice President, Finance and Chief Financial Officer of On Assignment, Inc. pursuant to 18 U.S.C. Section 1350.

Item 9. Regulation FD Disclosure.

     On August 14, 2002, the Chief Executive Officer and Chief Financial Officer of On Assignment, Inc. delivered statements to the Securities and Exchange Commission in accordance with the requirements of 18 U.S.C. Section 1350. Copies of these statements are attached as exhibits to this report. These statements are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or incorporated by reference in any document so filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON ASSIGNMENT, INC.

Date: August 14, 2002	By:	/s/ Ronald W. Rudolph Name: Ronald W. Rudolph Title: Executive Vice President, Finance and Chief Financial Officer

ON ASSIGNMENT, INC.

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Statement of Joseph Peterson, M.D., Chief Executive Officer and President of On Assignment, Inc. pursuant to 18 U.S.C. Section 1350.

99.2	Statement of Ronald W. Rudolph, Executive Vice President, Finance and Chief Financial Officer of On Assignment, Inc. pursuant to 18 U.S.C. Section 1350.